THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 29, 2017, by and among Ciena Corporation, a Delaware corporation (the “Borrower”), Ciena Communications, Inc., a Delaware corporation (“CCI”), Ciena Government Solutions, Inc., a Delaware corporation (“CGSI” and, together with the Borrower and CCI, collectively, the “Loan Parties”), Bank of America, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), and the Lenders (as defined in the Credit Agreement referred to below) party hereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS
WHEREAS, reference is hereby made to the Credit Agreement, dated as of July 15, 2014 (as amended by the First Amendment, dated as of April 15, 2015, the Second Amendment, dated as of July 2, 2015, the Incremental Joinder and Amendment Agreement, dated as of April 25, 2016, the Omnibus Refinancing Amendment to Credit Agreement, Security Agreement and Pledge Agreement, dated as of January 30, 2017 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent; and
WHEREAS, the Loan Parties have requested that the Required Lenders consent to the amendments to the Credit Agreement provided herein, and the Required Lenders are willing to so consent.
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement.
Each of the definitions of “2018 Convertible Notes,” “2018 Convertible Notes Indenture,” “2020 Convertible Notes" and “2020 Convertible Notes Indenture” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“2018 Convertible Notes” shall mean the Borrower’s 3.75% senior convertible notes due October 15, 2018, issued pursuant to the 2018 Convertible Notes Indenture, including, for the avoidance of doubt, any such convertible notes issued by the Borrower to the holders of any 2018 Convertible Notes pursuant to an indenture described in clause (b) of the definition of 2018 Convertible Notes Indenture in exchange for such 2018 Convertible Notes, which exchange, for purposes of this Agreement, shall be deemed not to be a payment or prepayment on, or redemption or acquisition for value of, any 2018 Convertible Notes.

“2018 Convertible Notes Indenture” shall mean (a) the Indenture, dated as of October 18, 2010, between the Borrower, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended, modified or supplemented from time to time, or (b) any other indenture entered into pursuant to an exchange offer with respect to any 2018 Convertible Notes for the sole purpose of effecting a change in terms of the type that would be expressly permitted by the proviso to Section 7.15(a).

“2020 Convertible Notes” shall mean the Borrower’s 4.00% senior convertible notes due December 15, 2020, issued pursuant to the 2020 Convertible Notes Indenture, including, for the avoidance of doubt, any such convertible notes issued by the Borrower to the holders of any 2020 Convertible Notes pursuant to an indenture described in clause (b) of the definition of 2020 Convertible Notes Indenture in exchange for such 2020 Convertible Notes, which exchange, for purposes of this Agreement, shall be deemed not to be a payment or prepayment on, or redemption or acquisition for value of, any 2020 Convertible Notes.

“2020 Convertible Notes Indenture” shall mean (a) the Indenture, dated as of December 27, 2012, between the Borrower, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended, modified or supplemented from time to time, or (b) any other indenture entered into pursuant to an exchange offer with respect to any 2020 Convertible Notes for the sole purpose of effecting a change in terms of the type that would be expressly permitted by the proviso to Section 7.15(a).

SECTION 2.    Reference To and Effect Upon the Credit Agreement.
(a)    From and after the Amendment Effective Date (as defined below), (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby, and (ii) this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(b)     This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
SECTION 3.    Counterparts, Etc. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
SECTION 4.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 5.    Effectiveness. In accordance with Section 10.01 of the Credit Agreement, this Amendment shall become effective at the time (the “Amendment Effective Date”) when the Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Loan Parties and the Required Lenders and acknowledged by the Administrative Agent.
[Signature Pages to follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

LOAN PARTIES:	CIENA CORPORATION
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA COMMUNICTAIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA GOVERNMENT SOLUTIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Sanjay Rijhwani Name: Sanjay Rijhwani Title: Managing Director

ALM V, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Apollo Credit Management (CLO), LLC, as /s/ Joe Moroney Name: Joe Moroney Title: Vice President

ALM VI, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as collateral manager By: Apollo Credit Management (CLO), LLC, as collateral manager By: /s/ Joe Moroney Name: Joe Moroney Title: Vice President

ALM VII, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as collateral manager By: Apollo Credit Management (CLO), LLC, as collateral manager By: /s/ Joe Moroney Name: Joe Moroney Title: Vice President

ALM VIII, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as collateral manager By: Apollo Credit Management (CLO), LLC, as collateral manager By: /s/ Joe Moroney Name: Joe Moroney Title: Vice President

ALM X, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager By: Apollo Credit Management (CLO), LLC, as its collateral manager By: /s/ Joe Moroney Name: Joe Moroney Title: Vice President

ALM XI, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager By: Apollo Credit Management (CLO), LLC, as its collateral manager By: /s/ Joe Moroney Name: Joe Moroney Title: Vice President

ALM XII, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager By: Apollo Credit Management (CLO), LLC, as its collateral manager By: /s/ Joe Moroney Name: Joe Moroney Title: Vice President

ALM XIV, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as its Collateral Manager By: Apollo Credit Management (CLO), LLC, as its collateral manager By: /s/ Joe Moroney Name: Joe Moroney Title: Vice President

ALM XIX, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager By: Apollo Credit Management (CLO), LLC, as its collateral manager By: /s/ Joseph Moroney Name: Joseph Moroney Title: Vice President

ALM XVI, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager By: Apollo Credit Management (CLO), LLC, as its collateral manager By: /s/ Joseph Moroney Name: Joseph Moroney Title: Vice President

ALM XVII, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager By: Apollo Credit Management (CLO), LLC, as its collateral manager By: /s/ Joseph Moroney Name: Joseph Moroney Title: Vice President

ALM XVIII, Ltd. as a Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager By: Apollo Credit Management (CLO), LLC, as its collateral manager By: /s/ Joseph Moroney Name: Joseph Moroney Title: Vice President

AMMC CLO 15, LIMITED as a Lender
By: American Money Management Corp., as Collateral Manager By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

AMMC CLO 16, LIMITED as a Lender
By: American Money Management Corp., as Collateral Manager By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

AMMC CLO 20, LIMITED as a Lender
By: American Money Management Corp., as Collateral Manager By: American Money Management Corp., as Collateral Manager By: /s/ David Meyer Name: David Meyer Title: Senior Vice President

AMMC CLO XI, LIMITED as a Lender
By: American Money Management Corp., as Collateral Manager By: American Money Management Corp., as Collateral Manager By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

AMMC CLO XIV, LIMITED as a Lender
By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

APOLLO AF LOAN TRUST 2012 as a Lender

By: Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager
By: Apollo Credit Management (Senior Loans) II, LLC,
as Portfolio Manager

By:  /s/ Joseph Glatt
      Name: Joseph Glatt
      Title: Vice President

ATRIUM VIII as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager By: Credit Suisse Asset Management, LLC, as portfolio manager By: /s/ Louis Farano Name: Louis Farano Title: Managing Director

Avery Point II CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Avery Point III CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Avery Point IV CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Avery Point V CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Avery Point VI CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Avery Point VII CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED as a Lender
By: Bain Capital Credit CLO Advisors, LP ,as Portfolio Manager By: Bain Capital Credit CLO Advisors, LP ,as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Blue Cross of California as a Lender
By: Bain Capital Credit, LP, as Investment Manager By: Bain Capital Credit, LP, as Investment Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Brighthouse Life Insurance Company, as a Lender
By: /s/ Shane O'Driscoll Name: Shane O'Driscoll Title: Director

BLUE SHIELD OF CALIFORNIA as a Lender
By: Credit Suisse Asset Management, LLC, as its investment manager By: Credit Suisse Asset Management, LLC, as its investment manager By: /s/ Farano, Louis Name: Farano, Louis Title: Managing Director

Catamaran CLO 2013-1 Ltd. as a Lender
By: Trimaran Advisors, L.L.C. By: Trimaran Advisors, L.L.C. By: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory

Catamaran CLO 2014-1 Ltd. as a Lender
By: Trimaran Advisors, L.L.C. By: Trimaran Advisors, L.L.C. By: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory

Catamaran CLO 2014-2 Ltd. as a Lender
By: Trimaran Advisors, L.L.C. By: Trimaran Advisors, L.L.C. By: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory

Cavalry CLO III, Ltd. as a Lender
By: Bain Capital Credit, LP, as Collateral Manager By: Bain Capital Credit, LP, as Collateral Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Cavalry CLO IV, Ltd. as a Lender
By: Bain Capital Credit, LP, as Collateral Manager By: Bain Capital Credit, LP, as Collateral Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Community Insurance Company as a Lender
By: Bain Capital Credit, LP, as Investment Manager By: Bain Capital Credit, LP, as Investment Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND as a Lender
By: Credit Suisse Asset Management, LLC, as investment advisor By: Credit Suisse Asset Management, LLC, as investment advisor By: /s/ Louis Farano Name: Louis Farano Title: Managing Director

CREDIT SUISSE NOVA (LUX) acting on behalf of Credit Suisse Nova (Lux) Fixed Maturity US Loan Fund 2021 as a Lender

By: Credit Suisse Asset Management, LLC acting in its
capacity as Investment Manager to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By: Credit Suisse Asset Management, LLC acting in its
capacity as Investment Manager to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:  /s/ Louis Farano
      Name: Louis Farano
      Title: Managing Director

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only) as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager By: Credit Suisse Asset Management, LLC, as investment manager By: /s/ Louis Farano Name: Louis Farano Title: Managing Director

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust as a Lender
By: Eaton Vance Management as Investment Advisor By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Eaton Vance CLO 2014-1, Ltd. as a Lender
By: Eaton Vance Management Portfolio Manager By: Eaton Vance Management Portfolio Manager By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Eaton Vance CLO 2015-1, Ltd. as a Lender
By: Eaton Vance Management Portfolio Manager By: Eaton Vance Management Portfolio Manager By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Eaton Vance Institutional Senior Loan Fund as a Lender
By: Eaton Vance Management as Investment Advisor By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Eaton Vance International (Cayman Islands) Floating- Rate Income Portfolio as a Lender
By: Eaton Vance Management as Investment Advisor By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Eaton Vance Limited Duration Income Fund as a Lender
By: Eaton Vance Management as Investment Advisor By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Eaton Vance Loan Fund Series IV A Series Trust of Multi Manager Global Investment Trust as a Lender
By: Eaton Vance Management as Investment Advisor By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust as a Lender
By: Eaton Vance Management as Investment Advisor By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Eaton Vance VT Floating-Rate Income Fund as a Lender
By: Eaton Vance Management as Investment Advisor By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Elevation CLO 2015-4, Ltd. as a Lender
By: Arrowpoint Asset Management, LLC As Collateral Manager By: Arrowpoint Asset Management, LLC As Collateral Manager By: /s/ Sanjai Bhonsle Name: Sanjai Bhonsle Title: Portfolio Manager

Elevation CLO 2013-1, Ltd. as a Lender
By: /s/ Sanjai Bhonsle Name: Sanjai Bhonsle Title: Portfolio Manager

Elevation CLO 2014-2, Ltd. as a Lender
By: /s/ Sanjai Bhonsle Name: Sanjai Bhonsle Title: Portfolio Manager

Elevation CLO 2014-3, Ltd. as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager By: ArrowMark Colorado Holdings LLC As Collateral Manager By: /s/ Sanjai Bhonsle Name: Sanjai Bhonsle Title: Portfolio Manager

Elevation CLO 2016-5, Ltd. as a Lender
By: Arrowpoint Asset Management, LLC As Collateral Manager By: Arrowpoint Asset Management, LLC As Collateral Manager By: /s/ Sanjai Bhonsle Name: Sanjai Bhonsle Title: Portfolio Manager

ERIE INDEMNITY COMPANY as a Lender
By: Credit Suisse Asset Management, LLC, as its investment manager By: Credit Suisse Asset Management, LLC, as its investment manager By: /s/ Louis Farano Name: Louis Farano Title: Managing Director

ERIE INSURANCE EXCHANGE as a Lender

By: Credit Suisse Asset Management, LLC., as its
investment manager for Erie Indemnity Company, as
Attorney-in-Fact for Erie Insurance Exchange

By: Credit Suisse Asset Management, LLC., as its
investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:  /s/ Louis Farano
      Name: Louis Farano
      Title: Managing Director

Figueroa CLO 2013-1, Ltd. as a Lender

By: TCW Asset Management Company as Investment
Manager
By: TCW Asset Management Company as Investment
Manager

By:  /s/ Nora Olan
      Name: Nora Olan
      Title: Senior Vice President

By:  /s/ Bibi Khan
      Name: Bibi Khan
      Title: Managing Director

FIGUEROA CLO 2013-2, LTD as a Lender

By: TCW Asset Management Company as Investment
Manager
By: TCW Asset Management Company as Investment
Manager

By:  /s/ Nora Olan
      Name: Nora Olan
      Title: Senior Vice President

By:  /s/ Bibi Khan
      Name: Bibi Khan
      Title: Managing Director

Figueroa CLO 2014-1, Ltd. as a Lender

By: TCW Asset Management Company as Investment
Manager
By: TCW Asset Management Company as Investment
Manager

By:  /s/ Nora Olan
      Name: Nora Olan
      Title: Senior Vice President

By:  /s/ Bibi Khan
      Name: Bibi Khan
      Title: Managing Director

Florida Power & Light Company as a Lender
By: Eaton Vance Management as Investment Advisor By: Eaton Vance Management as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

IVY Apollo Multi Asset Income Fund as a Lender
By: Apollo Credit Management, LLC, as its investment sub-adviser By: Apollo Credit Management, LLC, as its investment sub-adviser By: /s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

IVY Apollo Strategic Income Fund as a Lender
By: Apollo Credit Management, LLC, as its investment sub-adviser By: Apollo Credit Management, LLC, as its investment sub-adviser By: /s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

Katonah 2007-I CLO Ltd. as a Lender
By: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory

KP FIXED INCOME FUND as a Lender

By: Credit Suisse Asset Management, LLC, as Sub-
Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By: Credit Suisse Asset Management, LLC, as Sub-
Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:  /s/ Louis Farano
      Name: Louis Farano
      Title: Managing Director

KVK CLO 2013-2 LTD. as a Lender
By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

KVK CLO 2014-1 Ltd. as a Lender
By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

KVK CLO 2014-2 Ltd. as a Lender
By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

KVK CLO 2014-3 Ltd. as a Lender
By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

KVK CLO 2015-1 Ltd. as a Lender
By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

KVK CLO 2016-1 Ltd. as a Lender
By: /s/ David Cifonelli Name: David Cifonelli Title: Vice President

MADISON PARK FUNDING XVII, LTD. as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager By: Credit Suisse Asset Management, LLC, as portfolio manager By: /s/ Louis Farano Name: Louis Farano Title: Managing Director

Madison Park Funding XX, Ltd. as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager By: Credit Suisse Asset Management, LLC, as portfolio manager By: /s/ Louis Farano Name: Louis Farano Title: Managing Director

Metropolitan Life Insurance Company, as a Lender
By: /s/ Shane O'Driscoll Name: Shane O'Driscoll Title: Director

Metropolitan West Floating Rate Income Fund as a Lender

By: Metropolitan West Asset Management as Investment Manager
By: Metropolitan West Asset Management as
Investment Manager

By:  /s/ Nora Olan
      Name: Nora Olan
      Title: Senior Vice President

By:  /s/ Bibi Khan
      Name: Bibi Khan
      Title: Managing Director

Mountain View CLO 2014-1 Ltd. as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager By: Seix Investment Advisors LLC, as Collateral Manager By: /s/ George Goudelias Name: George Goudelias Title: Managing Director

Oaktree CLO 2014-2 Ltd. as a Lender

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:  /s/ Andrew Park
      Name: Andrew Park
      Title: Vice President

By:  /s/ Armen Panossian
      Name: Armen Panossian
      Title: Managing Director

Oaktree CLO 2014-1 Ltd. as a Lender

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:  /s/ Andrew Park
      Name: Andrew Park
      Title: Vice President

By:  /s/ Armen Panossian
      Name: Armen Panossian
      Title: Managing Director

OAKTREE CLO 2015-1 LTD. as a Lender

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:  /s/ Andrew Park
      Name: Andrew Park
      Title: Vice President

By:  /s/ Armen Panossian
      Name: Armen Panossian
      Title: Managing Director

Ocean Trails CLO V as a Lender
By: Five Arrows Managers North America LLC as Asset Manager By: Five Arrows Managers North America LLC as Asset Manager By: /s/ Ryan White Name: Ryan White Title: Vice President

OZLM FUNDING II, LTD. as a Lender

By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM FUNDING III, LTD. as a Lender

By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM FUNDING IV, LTD. as a Lender

By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM FUNDING V, LTD. as a Lender

By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM FUNDING, LTD. as a Lender

By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its portfolio
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM IX, LTD. as a Lender

By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM VI, LTD. as a Lender

By: Och-Ziff Loan Management LP, its asset
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its asset
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM VII, LTD. as a Lender

By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM VIII, LTD. as a Lender

By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM XI, LTD. as a Lender

By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM XII, LTD. as a Lender

By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM XIII, LTD. as a Lender

By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner
By: Och-Ziff Loan Management LP, its collateral
manager
By: Och-Ziff Loan Management LLC, its general partner

By:  /s/ Alesia J. Haas
      Name: Alesia J. Haas
      Title: CFO

OZLM XIV, LTD. as a Lender
By: /s/ Alesia J. Haas Name: Alesia J. Haas Title: CFO

PK-SSL Investment Fund Limited Partnership as a Lender
By: Credit Suisse Asset Management, LLC, as its Investment Manager By: Credit Suisse Asset Management, LLC, as its Investment Manager By: /s/ Louis Farano Name: Louis Farano Title: Managing Director

Race Point IX CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Race Point VII CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Race Point VIII CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

Race Point X CLO, Limited as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager By: Bain Capital Credit, LP, as Portfolio Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

RAYMOND JAMES BANK, N.A., as a Lender
By: /s/ Mike Pelletier Name: Mike Pelletier Title: Senior Vice President

ROSE HILL SENIOR LOAN FUND, a series trust of Credit Suisse Horizon Trust as a Lender

By: Credit Suisse Asset Management, LLC, the
investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Rose Hill Senior Loan Fund, a series trust of Credit Suisse Horizon Trust

By: Credit Suisse Asset Management, LLC, the
investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Rose Hill Senior Loan Fund, a series trust of Credit Suisse Horizon Trust

By:  /s/ Louis Farano
      Name: Louis Farano
      Title: Managing Director

Senior Debt Portfolio as a Lender
By: Boston Management and Research as Investment Advisor By: Boston Management and Research as Investment Advisor By: /s/ Michael Brotthof Name: Michael Brotthof Title: Vice President

Sound Harbor Loan Fund 2014-1 Ltd. as a Lender
By: Allianz Global Investors U.S. LLC, as Manager By: Allianz Global Investors U.S. LLC, as Manager By: /s/ Thomas E. Bancroft Name: Thomas E. Bancroft Title: Portfolio Manager

Sound Point CLO V, Ltd. as a Lender
By: Sound Point Capital Management, LP as Collateral Manager By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory

Sound Point CLO VI, Ltd. as a Lender
By: Sound Point Capital Management, LP as Collateral Manager By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory

Sound Point CLO XI, Ltd. as a Lender
By: Sound Point Capital Management, LP as Collateral Manager By: Sound Point Capital Management, LP as Collateral Manager By: /s/ Andrew Wright Name: Andrew Wright Title: Authorized Signatory

Suzuka INKA as a Lender
By: Bain Capital Credit, LP, as Fund Manager By: Bain Capital Credit, LP, as Fund Manager By: /s/ Andrew Viens Name: Andrew Viens Title: Executive Vice President

TELOS CLO 2013-4, Ltd. as a Lender
By: Telos Asset Management, LLC By: Telos Asset Management, LLC By: /s/ Ro Toyoshima Name: Ro Toyoshima Title: Managing Director

TELOS CLO 2013-3, Ltd. as a Lender
By: Telos Asset Management, LLC By: Telos Asset Management, LLC By: /s/ Ro Toyoshima Name: Ro Toyoshima Title: Managing Director

TELOS CLO 2014-6, Ltd as a Lender
By: /s/ Ro Toyoshima Name: Ro Toyoshima Title: Managing Director

THE CITY OF NEW YORK GROUP TRUST as a Lender
By: Credit Suisse Asset Management, LLC, as its manager By: Credit Suisse Asset Management, LLC, as its manager By: /s/ Louis Farano Name: Louis Farano Title: Managing Director

THL Credit Wind River 2014-2 CLO Ltd. as a Lender
By: THL Credit Senior Loan Strategies LLC, as Manager By: THL Credit Senior Loan Strategies LLC, as Manager By: /s/ James R. Fellows Name: James R. Fellows Title: Managing Director/Co-Head

VENTURE XIII CLO, Limited as a Lender
By: its Investment Advisor MJX Asset Management LLC By: its Investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XIV CLO, Limited as a Lender
By: its Investment Advisor MJX Asset Management LLC By: its Investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XIX CLO, Limited as a Lender
By: its Investment Advisor MJX Asset Management LLC By: its Investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XV CLO, Limited as a Lender
By: its Investment Advisor MJX Asset Management LLC By: its Investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XVI CLO, Limited as a Lender
By: its Investment Advisor MJX Asset Management LLC By: its Investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XVII CLO Limited as a Lender
By: its investment advisor, MJX Asset Management, LLC By: its investment advisor, MJX Asset Management, LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XVIII CLO, Limited as a Lender
By: its investment Advisor MJX Asset Management LLC By: its investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XX CLO, Limited as a Lender
By: its investment Advisor MJX Asset Management LLC By: its investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XXI CLO, Limited as a Lender
By: its investment Advisor MJX Asset Management LLC By: its investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XXII CLO, Limited as a Lender
By: its investment Advisor MJX Asset Management LLC By: its investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XXIII CLO, Limited as a Lender
By: its investment Advisor MJX Asset Management LLC By: its investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XXIV CLO, Limited as a Lender
By: its investment Advisor MJX Asset Management LLC By: its investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XXV CLO Limited as a Lender
By: its Investment Advisor, MJX Asset Management LLC By: its Investment Advisor, MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XXVI CLO, Limited as a Lender
By: its investment Advisor MJX Asset Management LLC By: its investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

VENTURE XXVII CLO, Limited as a Lender
By: its investment Advisor MJX Asset Management LLC By: its investment Advisor MJX Asset Management LLC By: /s/ Michael Regan Name: Michael Regan Title: Managing Director

Vibrant CLO II, Ltd. as a Lender
By: DFG Investment Advisers, Inc., as Portfolio Manager By: DFG Investment Advisers, Inc., as Portfolio Manager By: /s/ Roberta Goss Name: Roberta Goss Title: Managing Director

West CLO 2014-1 Ltd. as a Lender
By: /s/ Joanna Willars Name: Joanna Willars Title: Vice President, Authorized Signatory

West CLO 2014-2 Ltd. as a Lender
By: /s/ Joanna Willars Name: Joanna Willars Title: Vice President, Analyst

WHISTLER FUNDING, LLC as a Lender
By: /s/ Madonna Sequeira Name: Madonna Sequeira Title: Authorized Signatory